T. Rowe Price Institutional High Yield Fund

Supplement to Prospectus and Summary Prospectus dated October 1, 2022

At a meeting held on July 24, 2023, the fund’s Board of Directors approved the termination of the fund’s Z Class. Effective immediately, the Z Class will no longer be available for purchase by funds managed by T. Rowe Price or other advisory clients of T. Rowe Price or its affiliates, and will be terminated effective September 27, 2023.

The date of this supplement is July 27, 2023.

E137-041 7/27/23